================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                February 19, 2004
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)


                              SERENA SOFTWARE INC.
          --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



               Delaware                      000-25285               94-2669809
--------------------------------------------------------------------------------
    (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
    incorporation or organization)                        Identification Number)

                          2755 CAMPUS DRIVE 3RD FLOOR,
                              SAN MATEO, CALIFORNIA
                                  - 94403-2538
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                 (650) 522-6600
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)



================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibits are filed with this report.


      Exhibit Number             Description
-------------------------   ----------------------------------------------------

         99.1                Press Release dated February 19, 2004



ITEMS 9 AND 12. REGULATON FD DISCOLUSRE AND DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 19, 2004, Serena Software Inc. issued a press release announcing its financial results for the quarter and fiscal year ended January 31, 2004. A copy of the press release is furnished as Exhibit 99.1 pursuant to Regulation FD and
Item 12.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       SERENA SOFTWARE INC.

                                       By:  /s/ ROBERT I. PENDER JR.
                                            ------------------------
                                            Robert I. Pender Jr.
                                            Vice President,
                                            Finance and Administration,
                                            Chief Financial Officer and Director

         Dated:  February 19, 2004